                             BEA INCOME FUND, INC.

             Supplement to the Prospectus dated September 27, 1996

In order to correct an error in the description of the Fund's Dividend Reinvestment and Cash Purchase Plan, the first sentence of the second paragraph under the heading "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan" at the top of page 27 is replaced by the following two sentences to read as follows:

"Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any applicable U.S. withholding tax automatically reinvested in additional shares of the Fund by Chase Manhattan, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive dividends and distributions paid in cash."

No action is required of any shareholder who does not wish to change his or her current election under the Plan.

The date of this supplement is October 4, 1996.

                             BEA INCOME FUND, INC.

             Supplement to the Statement of Additional Information
                            dated September 27, 1996

In order to correct an error in the description of the Fund's Dividend Reinvestment and Cash Purchase Plan, the first three sentences of the first paragraph under the heading "Dividend Reinvestment and Cash Purchase Plan" on page 12 are replaced by the following three sentences to read as follows:

"Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any applicable U.S. withholding tax automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify Chase Manhattan, as the Plan Agent for BEA Income Fund, Inc., Dividend Reinvestment Department -- Retail Processing, 770 Broadway, 7th Floor, New York, NY 10003-9598 or by telephone at 1-800-428-8890."

The fourth sentence of the first paragraph under the heading "Dividend Reinvestment and Cash Purchase Plan" on page 12 is deleted in its entirety. No action is required of any shareholder who does not wish to change his or her current election under the Plan.

The date of this supplement is October 4, 1996.